UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2011

JACK HENRY & ASSOCIATES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or Other Jurisdiction (Commission File Number)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:   (417) 235-6652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

    (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

   On February 1, 2011, Jack Henry & Associates, Inc. issued a press release announcing fiscal year 2011 second quarter results, the text of which is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release dated February 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.

(Registrant)

Date: February 1, 2011

By:     /s/ Kevin D. Williams

Kevin D. Williams

Chief Financial Officer